Exhibit 99.1

Yellow Roadway Corporation

Yellow Roadway is a $7 billion transportation services company focused on large shipments

We offer our clients expansive resources:

Over 50,000 employees

Over 800 locations worldwide

Nearly 18,000 trucks

Nearly 70,000 trailers 550 technology professionals

All dedicated to the Yellow Roadway core purpose:

Making global commerce work by connecting people, places and information

Yellow Roadway Corporation

Transformation to a global transportation services provider

YELL Monthly 5/06/05

73

74

75 76 77 78 79 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99

00 01 02 03 04 05

0 20 40 60 80

0 5 10 15 20 25 30 35 40 45 50 55 60

Millions

Volume

BigCharts.com

1. 1981 – 1988 Post deregulation years

2. 1989 – 1999 A decade of challenges

3. 2000 – now New management, new strategy

Making global commerce work by connecting people, places and information

Yellow Roadway Corporation

Strong Earnings Growth in the First Quarter $86.8

$41.8 $34.4

1Q03 1Q04 1Q05

(pro forma)

Adjusted Operating Income*

(in millions) $0.27 $0.38 $0.92

1Q03

(pro forma)

1Q04

1Q05

Adjusted EPS*

Consolidated operating income more than doubled first quarter 2004 Consolidated operating ratio of 94.8%; our best first quarter OR since 1989 Earnings per share increased 142% from first quarter 2004 Record performance at each of our business units

*Adjustments were related to property gains/losses that we do not consider as core operations

Making global commerce work by connecting people, places and information

Yellow Roadway Corporation

Our Focus for the Future

Growth

Significant resources, capabilities and market reach Large customer bases with limited overlap Continued penetration of premium services Expansive service offerings

Leverage our strong brands

Continued investments in our distinct brands Operate networks separately

Capture synergies

Substantial synergy opportunities are unique to Yellow Roadway Synergies are independent of the economy

Making global commerce work by connecting people, places and information

Yellow Roadway Corporation

Synergies from the Roadway Acquisition $150

$50

$100

2005 Synergies

(in millions)

Full year benefit of 2004 synergies

New 2005 synergies (projected)

Run rate of $200M as we exit 2005

2004 synergies captured:

Purchasing leverage Duplicate infrastructure Best practices opportunities

2005+ synergy initiatives:

Network optimization

Common technology systems Common equipment maintenance Full year benefit of 2004 synergies

Making global commerce work by connecting people, places and information

Yellow Roadway Corporation

Strategic Rationale for USF Acquisition

Scale

Combined revenue in excess of $9 billion $6 billion in combined assets Over 70,000 employees

25,000 trucks and 90,000 trailers with over 1,000 locations worldwide

Services

Comprehensive next day services nationwide Extensive national networks Premium services Truckload Non-asset based capabilities

4+ Days 20%

3 Days 22%

2 Days 29%

Next Day 29%

Making global commerce work by connecting people, places and information

Yellow Roadway Corporation

Strategic Rationale for USF Acquisition (continued)

Synergies

About $40 million expected in the first twelve months

Longer-term synergy potential in excess of $150 million, or $1.50 per share on a pro forma basis Examples include:

Area Opportunity

Corporate/Back Office Reduce duplicate staff & functions

Exchange best practices & technology

Technology Consolidate technology infrastructures

Develop common applications

Procurement ??Capture significant buying power

Use of advanced systems & processes

Making global commerce work by connecting people, places and information

Yellow Roadway Corporation

Summary USF Acquisition Highlights

Announcement Amended*

Cash/stock allocation 50% cash / 50% stock 65% cash / 35% stock

Cash price $45.00 $45.00

Fixed exchange ratio .9024 .9024

Cash election feature Yes No

YRC shareholder vote Yes No

Taxable to USF shareholders No Yes

Expected closing on May 24 Yes Yes

Expected YRC stock repurchase Yes No

*Agreement was amended May 1, 2005

Making global commerce work by connecting people, places and information

Yellow Roadway Corporation

Timeline

USF Shareholder vote scheduled for Monday, May 23 Expect to close acquisition on Tuesday, May 24 Investor & analyst meeting in New York on Tuesday, May 24

Making global commerce work by connecting people, places and information

Yellow Roadway Corporation

Forward-Looking Statements

This presentation (and oral statements made regarding the subjects of this presentation contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “expect(s)”, “feel(s)”, “believe(s)”, “will”, “may”, “could”, “anticipate(s)” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of Yellow Roadway and USF, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include: those discussed and identified in public filings with the SEC by Yellow Roadway and USF; the parties’ ability to consummate the proposed merger with, to achieve expected synergies and operating efficiencies in the merger within the expected time-frames or at all and to successfully integrate USF’s operations into Yellow Roadway’s operations; such integration may be more difficult, time-consuming or costly than expected; revenues following the transaction may be lower than expected; operating costs, customer loss and business disruption, including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers, may be greater than expected following the transaction; the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction and the value of the transaction consideration; changes in federal or state regulation concerning or affecting the transportation industry; inflation, inclement weather, price and availability of fuel, competitor pricing activity, expense volatility, a downturn in general or regional economic activity, changes in equity and debt markets, the state of the economy; the parties’ obligations to contribute to union-sponsored multi-employer pension plans may be higher than expected; the impact of work rules, any obligations to multi-employer health, welfare and pension plans, wage requirements, potential efforts to unionize previously non-union operations of the company and employee satisfaction, labor shortages, disruptions, stoppages or any other deterioration in the parties’ relationships with employees may impair the parties’ businesses and any future acts or threats of terrorism or war. In particular, the expectations set forth in this news release regarding accretion and achievement of annual savings and synergies are only the parties’ expectations regarding these matters. Actual results could differ materially from these expectations depending on factors such as the combined company’s cost of capital, the ability of the combined company to identify and implement cost savings, synergies and efficiencies in the time frame needed to achieve these expectations, prior contractual commitments of the combined companies and their ability to terminate these commitments or amend, renegotiate or settle the same, the combined company’s actual capital needs, the absence of any material incident of property damage or other unforeseen merger or acquisition opportunities that could affect capital needs, the costs incurred in implementing synergies and the factors that generally affect the respective businesses of Yellow Roadway and USF as further outlined in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in each of the companies’ respective Annual Reports on Form 10-K. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Neither Yellow Roadway nor USF undertakes any obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Readers are also urged to carefully review and consider the various disclosures in Yellow Roadway’s and USF’s various SEC reports, including, but not limited to, each party’s Annual Report on Form 10-K for the year ended December 31, 2004 and Quarterly Report on Form 10-Q for the first quarter of 2005.

Making global commerce work by connecting people, places and information